Consolidated Statements of Other Comprehensive Loss - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2015	Dec. 31, 2014	Dec. 31, 2013
Net loss	$ (24,478)	$ (22,174)	$ (8,664)
Other comprehensive loss, net of taxes:
Foreign currency translation adjustment, net of taxes	(707)	(822)	(126)
Other comprehensive loss, net of taxes	(707)	(822)	(126)
Total comprehensive loss	$ (25,185)	$ (22,996)	$ (8,790)